EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the following Registration Statements:

(1)Registration Statement (Form S-3, No. 333-257409) dated June 25, 2021,
(2)Registration Statement (Form S-3, No. 333-244384) dated August 11, 2020,
(3)Registration Statement (Form S-3, No. 333-238810) dated May 29, 2020,
(4)Registration Statement (Form S-8, No. 333-237318) dated March 20, 2020 pertaining to the Senior Vice President Inducement Award,
(5)Registration Statement (Form S-3, No. 333-235945) dated January 16, 2020,
(6)Registration Statement (Form S-8, No. 333-235946) dated January 16, 2020 pertaining to the Macleod Nonqualified Stock Option Inducement Award,
(7)Registration Statement (Form S-3, No. 333-234715) dated November 15, 2019,
(8)Registration Statement (Form S-8, No. 333-232075) dated June 12, 2019 pertaining to the Athersys, Inc. 2019 Equity and Incentive Compensation Plan,
(9)Registration Statement (Form S-3, No. 333-222828) dated February 2, 2018,
(10)Registration Statement (Form S-8, No. 333-212119) dated June 20, 2016 pertaining to the Amended and Restated 2007 Long-Term Incentive Plan,
(11)Registration Statement (Form S-3, No. 333-208629) dated December 18, 2015,
(12)Registration Statement (Form S-8, No. 333-189406) dated June 18, 2013 pertaining to the Athersys, Inc. Amended and Restated 2007 Long-Term Incentive Plan (Amended and Restated Effective June 18, 2013), and
(13)Registration Statement (Form S-8, No. 333-175023) dated June 20, 2011 pertaining to the Athersys, Inc. Amended and Restated 2007 Long-Term Incentive Plan (Amended and Restated Effective June 16, 2011),
(14)Registration Statement (Form S-8, No. 333-147379) dated November 14, 2007 pertaining to the Athersys, Inc. Equity Incentive Compensation Plan, and
(15)Registration Statement (Form S-8, No. 333-147380) dated November 14, 2007 pertaining to the Athersys, Inc. Long-Term Incentive Plan;
of our reports dated March 15, 2022, with respect to the consolidated financial statements of Athersys, Inc. included in this Annual Report (Form 10-K) of Athersys, Inc. for the year ended December 31, 2021.

/s/ ERNST & YOUNG LLP
Cleveland, Ohio
March 15, 2022